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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 25, 1999


                       CHASE MORTGAGE FINANCE CORPORATION
                       ----------------------------------
                           (Exact Name of Registrant)

         Delaware                        333-56081               52-1495132
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


           343 Thornall Street, Edison, NJ                  08837
           ----------------------------------------      ----------
           (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (732) 205-0600
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Item 5.  Other Events:

         On or about October 25, 1999, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1999-S1, Series 1999-S2, Series 1999-S3, Series 1999-S4, Series 1999-S5, Series 1999-S6, Series 1999-S7, Series 1999-S8, Series 1999-S9, Series 1999-S10, Series 1999-S11, Series 1999-S12, Series 1999-S13, Series 1999-AS1 and Series 1999-AS2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits        Description
                  --------        -----------

                  20.1 Monthly Reports with respect to the October 25, 1999 distribution
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 5, 1999

                                             THE CHASE MANHATTAN BANK,
                                             As Paying Agent, on behalf of Chase
                                             Mortgage Finance Corp.


                                             By: /s/ Andrew M. Cooper
                                                 -------------------------------
                                                 Name:  Andrew M. Cooper
                                                 Title: Trust Officer
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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.             Description
-----------             -----------
20.1                    Monthly Reports with respect to the distribution to
                        certificateholders on October 25, 1999.